Carrying values of vessels, vessels under construction, right of use assets for vessels and goodwill	12 Months Ended
Dec. 31, 2022
Disclosure of impairment of assets [Abstract]
Carrying values of vessels, vessels under construction, right of use assets for vessels and goodwill	Carrying values of vessels, vessels under construction, right of use assets for vessels and goodwill
At each balance sheet date, we review the carrying amounts of our goodwill, vessels and related drydock costs and right of use assets for vessels to determine if there is any indication that these amounts have suffered an impairment loss. If such indication exists, the recoverable amount of the vessels, right of use assets and related drydock costs is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of fair value less costs to sell and value in use. As part of this evaluation, we consider certain indicators of potential impairment, such as market conditions including forecast time charter rates and values for second-hand product tankers, discounted projected vessel operating cash flows, and the Company’s overall business plans.
At December 31, 2022, we reviewed the carrying amount of our vessels and right of use assets for vessels to determine if there was an indication that these assets had suffered an impairment. First, we assessed the fair value less the cost to sell of our vessels taking into consideration vessel valuations from independent ship brokers. We then compared the fair value less selling costs to each vessel’s carrying value and, if the carrying value exceeded the vessel’s fair value less selling costs, an indicator of impairment existed.
At December 31, 2022, our operating fleet consisted of 113 owned, sale and leaseback, or right of use vessels ("ROU vessels"). All of the vessels in our operating fleet had fair values less selling costs greater than their carrying amount at this date. As such, we determined that there were no indications of impairment on any of our vessels as of December 31, 2022.
We also considered external factors as part of this assessment as the markets in which we operate experienced significant strength during the year ended December 31, 2022. In addition to the increase in the fair value of second-hand product tankers, the strength in the market was also apparent by reference to:
•The spot market TCE rates that our vessels earned during the year (both in and out of the Scorpio pools), which averaged record highs;
•The time charter market for long-term fixtures, which also averaged record highs (with particular reference to the time charters that we entered into in 2022 as described in Note 16).
Our operating results for the year ended December 31, 2022 are a reflection of these market conditions, with revenues, operating cash flows, and net income significantly exceeding all-time company highs.
Reversal of previously recorded impairment
At December 31, 2020 an impairment charge of $14.2 million was recorded on 13 MR vessels by reference to their value in use. At December 31, 2022, we evaluated whether this impairment should be reversed pursuant to the principles set forth under IAS 36, Impairment of assets. Given the external factors noted above, we concluded that there were indicators that the recoverable amount of these 13 vessels should be estimated again.
When assessing a potential reversal of a previously recorded impairment under IAS 36, we are required to recalculate the carrying value of each of the 13 previously impaired vessels as if no impairment were recorded, and then compare this recalculated carrying value to each vessel’s recoverable amount at December 31, 2022. In all instances, the recoverable amount as determined by fair value less estimated costs to sell, taking into consideration vessel valuations from independent ship brokers (a Level 2 measure of fair value), significantly exceeded the recalculated carrying value. As such, we determined that the previous impairment, less the depreciation that would have been recorded had the impairment not been recorded, should be reversed. This resulted in the reversal of the previously recorded impairment of $12.7 million.
The reversal of the previously recorded impairment was not triggered by the passage of time as there has been a significant improvement in market conditions during 2022 that was not forecasted in our previous value in use calculations. We also do not believe that this reversal is an indication that each vessel’s useful life, depreciation method, or residual value should be changed. This is on the basis that all 13 vessels are approximately 10 years of age or younger, and we continue to believe 25 years is a reasonable estimate of each vessel's useful life. In accordance with our accounting policy, we update the residual value of our vessels annually (in the period of change and in future periods) to incorporate the most recent scrap values. We therefore believe that this policy reflects the most recently available information.
Impairment testing at December 31, 2021
At December 31, 2021, we reviewed the carrying amount of our vessels and right of use assets for vessels to determine whether there was an indication that these assets had suffered an impairment. First, we assessed the fair value less the cost to sell of our vessels taking into consideration vessel valuations from independent ship brokers. We then compared the fair value less selling costs to each vessel’s carrying value and, if the carrying value exceeded the vessel’s fair value less selling costs, an indicator of impairment exists. We also considered sustained weakness in the product tanker market or other macroeconomic indications (such as the COVID-19 pandemic) to be an impairment indicator. Based upon these factors, we determined that impairment indicators did exist at December 31, 2021.
Once this determination was made, we prepared a value in use calculation where we estimated each vessel’s future cash flows. These estimates were primarily based on (i) our best estimate of forecasted vessel revenue through a combination of the latest forecast, published time charter rates for the next three years and a 2.44% growth rate (which is based on published historical and forecast inflation rates) in freight rates in each period through the vessel's 15th year of useful life and reduced to match the growth in expenses thereafter, (ii) our best estimate of vessel operating expenses and drydock costs, which were based on our most recent forecasts for the following three years and a 2.44% (2.34% in 2020) growth rate in each period thereafter, and (iii) the evaluation of other inputs such as the vessel's remaining useful life, residual value and utilization rate. These cash flows were then discounted to their present value using a pre-tax discount rate of 7.19% (7.24% in 2020). The results of these tests were as follows:
At December 31, 2021, our operating fleet consisted of 131 owned, sale and leaseback, or ROU vessels.
•43 of our owned, sale and leaseback, or ROU vessels in our fleet had fair values less selling costs greater than their carrying amount.
•85 of our owned, sale and leaseback, or ROU vessels in our fleet had fair values less selling costs lower than their carrying amount.
•We did not obtain valuations from independent ship brokers for three of our ROU vessels as they were not required under the respective leases.
•We prepared a value in use calculation for all 131 vessels in our fleet which resulted in no impairment charge being recognized.
•Additionally, there were no reversals of impairment recognized as income during the year ended December 31, 2021.
Sensitivities and benchmarking
The impairment test that we conducted is most sensitive to variances in the discount rate and future time charter rates. Based on the sensitivity analysis performed for December 31, 2021:
•A 1.0% increase in the discount rate would have resulted in 26 vessels being impaired for an aggregate $12.5 million loss, comprised of: 13 MRs for $7.4 million; and 13 Handymax vessels for $5.1 million.
•A 5% decrease in forecasted time charter rates, which is between $900 per day and $1,500 per day depending on the vessel class, would have resulted in 46 vessels being impaired for an aggregate $46.0 million loss, comprised of: 32 MRs for $27.5 million; and 14 Handymax vessels for $18.5 million.
We also compared the results of our value in use calculations as of December 31, 2021 to various other scenarios, which can be summarized as follows:
•If we used 10-year historical average TCE rates for our value in use calculations, the calculation would result in two vessels being impaired for an aggregate $0.4 million loss, comprised of: one MR for $0.2 million; and one LR1 for $0.2 million.
•If we used 15-year historical average TCE rates for our value in use calculations, no impairment loss would be recorded in any of our vessel classes.
•If we used 20-year historical average TCE rates for our value in use calculations, no impairment loss would be recorded in any of our vessel classes.
While the results of this scenario building exercise support our conclusions, it remains our belief that our base case value in use calculations, through the use of independently published time charter rates, formed an objective approximation of forward looking cash flows based on the most recent available data in the market (which incorporates market views on the trajectory of the COVID-19 pandemic, among other factors). Historical averages do not incorporate such perspectives and are also based on time periods when vessel operating expenses were lower (as opposed to our calculations, where we project gradual increases in vessel operating expenses).
Goodwill
Goodwill arising from our September 2017 acquisition of Navig8 Product Tankers Inc. has been allocated to the cash generating units within each of the respective operating segments that are expected to benefit from the synergies of this transaction (LR2s and LR1s). The carrying value of the goodwill allocated to the LR2 segment was $8.2 million at December 31, 2022 and $8.9 million at December 31, 2021. The decrease of $0.7 million was due to the sale of three LR2 vessels during the year ended December 31, 2022 and corresponding write-off of the goodwill allocated to these vessels. Goodwill is not amortized and is tested annually (or more frequently, if impairment indicators arise) by comparing the aggregate carrying amount of the cash generating units in each respective operating segment, plus the allocated goodwill, to their recoverable amounts. Recoverable amount is the higher of the fair value less cost to sell (determined by taking into consideration vessel valuations from independent ship brokers for each vessel within each segment) and value in use. In assessing value in use, the estimated future cash flows of the operating segment are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the operating segment for which the estimates of future cash flows have not been adjusted. Where appropriate, our value in use calculations also incorporate probability weighted assessments of different scenarios (such as potential vessel sales).
This test was performed in connection with the assessment of the carrying amount of our vessels and related drydock costs at December 31, 2022 and 2021, and an impairment charge was not recorded.
Capitalized interest
In accordance with IAS 23 “Borrowing Costs,” applicable interest costs are capitalized during the period that ballast water treatment systems and scrubbers for our vessels are constructed and installed. For the years ended December 31, 2022 and 2021, we capitalized interest expense for the respective vessels of $0.2 million and $0.2 million, respectively. The capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 0.1% and 1.6% for each of the years ended December 31, 2022 and 2021, respectively. We cease capitalizing interest when the vessels reach the location and condition necessary to operate in the manner intended by management.
There were no vessels under construction during the years ended December 31, 2022 and December 31, 2021.